EXECUTION VERSION 1 USActive 60014327.3 AMENDMENT NO. 8 TO LOAN FINANCING AND SERVICING AGREEMENT (this “Amendment), dated as of October 31, 2023 (the “Eighth Amendment Effective Date”), among New Mountain Finance DB, L.L.C., as borrower (the “Borrower”), Deutsche Bank AG, New York Branch (“DBNY”), as facility agent (in such capacity, the “Facility Agent”), New Mountain Finance Corporation, as equityholder (the “Equityholder”) and as servicer (the “Servicer”), and DBNY, KeyBank National Association (“KeyBank”), Customers Bank (“Customers”), Mitsubishi HC Capital America, Inc. (successor in interest to Hitachi Capital America Corp.) (“Mitsubishi”) and Citizens Bank, N.A. (“Citizens”), each as an agent (an “Agent”) and as a committed lender (a “Lender”). WHEREAS, the Borrower, the Equityholder, the Servicer, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as the collateral custodian, the Facility Agent and the lenders from time to time party thereto are party to the Loan Financing and Servicing Agreement, dated as of December 14, 2018 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); WHEREAS, the Servicer, the Equityholder and the Borrower hereby request that the Facility Agent and the Lenders amend the Loan Agreement as set forth herein; and WHEREAS, the Borrower, the Servicer, the Facility Agent and each Lender have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement. ARTICLE II Amendments SECTION 2.1. Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto. 2 SECTION 2.2. Amendments to the Exhibits and Schedules to Loan Agreement. As of the date of this Amendment, the Exhibits and Schedules to Loan Agreement are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Exhibits and Schedules to Loan Agreement attached as Appendix B hereto. ARTICLE III Conditions to Effectiveness SECTION 3.1. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions: (a) the execution and delivery of this Amendment by the Borrower, the Servicer, the Equityholder, the Facility Agent and each Lender; (b) the Facility Agent shall have received certified copies of the resolutions of the board of managers (or similar items) of the Borrower and the Servicer approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer; (c) the Facility Agent shall have received a good standing certificate for each of the Borrower and the Servicer issued by the applicable official body of its jurisdiction of organization; (d) the Facility Agent shall have received the executed legal opinion of Dechert LLP, counsel to the Borrower and the Servicer, in form and substance acceptable to the Facility Agent in its reasonable discretion covering such matters as the Facility Agent may reasonably request; and (e) all fees (including reasonable and documented fees, disbursements and other charges of counsel) due to the Lenders on or prior to the effective date of this Amendment have been paid in full. ARTICLE IV Representations and Warranties SECTION 4.1. The Borrower hereby represents and warrants to the Facility Agent and the Lenders that, as of the date first written above, (i) no Facility Termination Event, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan 3 Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes. SECTION 5.4. Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Counterparts may be executed and delivered via facsimile, electronic mail or other transmission method and may be executed by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to the Collateral Agent or the Collateral Custodian) and any counterpart so delivered shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. Delivery of an executed counterpart signature page of this Amendment by e-mail (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. [Signature pages follow] [Signature Page to Amendment No. 8 to Loan Financing and Servicing Agreement] IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written. NEW MOUNTAIN FINANCE DB, L.L.C., as Borrower By:____________________________________ Name: Laura Holson Title: Authorized Signatory DocuSign Envelope ID: 5ECD42B6-7885-4EE7-A615-D4025B25CDCA

[Signature Page to Amendment No. 8 to Loan Financing and Servicing Agreement] NEW MOUNTAIN FINANCE CORPORATION, as Equityholder and as Servicer By: _____________________________________ Name: Laura Holson Title: Authorized Signatory DocuSign Envelope ID: 5ECD42B6-7885-4EE7-A615-D4025B25CDCA [Signature Page to Amendment No. 8 to Loan Financing and Servicing Agreement] DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent By: _______________________________________ Name: Amit Patel Title: Managing Director By: _______________________________________ Name: James Kwak Title: Director [Signature Page to Amendment No. 8 to Loan Financing and Servicing Agreement] DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender By: _______________________________________ Name: Amit Patel Title: Managing Director By: _______________________________________ Name: James Kwak Title: Director CUSTOMERS BANK, as an Agent and as a Committed Lender By: Name: S. Scott Gates Title: Senior Vice President [Signature Page to Amendment No. 8 to Loan Financing and Servicing Agreement]

[Signature Page to Amendment No. 8 to Loan Financing and Servicing Agreement] MITSUBISHI HC CAPITAL AMERICA, INC., as an Agent and as a Committed Lender By:_______________________________________ Name: Title: Suzanne Santos Chief Credit Officer USActive 60014327.3 Appendix A Amendments to the Loan Agreement

EXECUTION VERSION CONFORMED THROUGH AMENDMENT NO. 78 DATED JUNE 29OCTOBER 31, 2023 EXECUTION VERSION LOAN FINANCING AND SERVICING AGREEMENT dated as of December 14, 2018 NEW MOUNTAIN FINANCE DB, L.L.C., as Borrower NEW MOUNTAIN FINANCE CORPORATION, as Equityholder and as Servicer, THE LENDERS FROM TIME TO TIME PARTIES HERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent THE OTHER AGENTS PARTIES HERETO, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent and U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian USActive 51783866.1851783866.19 “AIFM” has the meaning given to the term under the AIFMD and/or UK AIFM Regulations as relevant. “AIFMD” means (a) Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and amending Directives 2003/41/EC and 2009/65/EC and Regulations (EC) No. 1060/2009 and (EU) No. 1095/2010, as the same may be amended, supplemented, superseded or re-adopted from time to time (whether with or without qualification) and (b) any applicable law of a member state of the European Union implementing the AIFMD. “Alternate Base Rate” means a fluctuating rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the highest of: (a) the rate of interest announced publicly by DBNY in New York, New York, from time to time as DBNY’s base commercial lending rate; (b) ½ of one percent above the Federal Funds Rate; and (c) 0. “Amount Available” means, with respect to any Distribution Date, the sum of (a) the amount of Collections with respect to the related Collection Period (excluding any Collections necessary to settle the acquisition of Eligible Collateral Obligations), plus (b) any investment income earned on amounts on deposit in the Collection Account since the immediately prior Distribution Date (or since the Effective Date in the case of the first Distribution Date). “Anti-Bribery and Corruption Laws” has the meaning set forth in Section 9.31(a). “Anti-Money Laundering Laws” has the meaning set forth in Section 9.30(b). “Applicable Banking Law” means, for any Person, all existing and future laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to anti-bribery and corruption, the funding of terrorist activities and money laundering, including the Anti-Money Laundering Laws, the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act, other applicable anti-bribery and corruption legislation, and Section 326 of the USA Patriot Act. “Applicable Law” means, for any Person, all existing and future laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Official Body applicable to such Person and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Margin” means (i) during the Revolving Period and unless an Event of Default has occurred and is continuing, 2.612.55% per annum, (ii) on and after the end of the Revolving Period, the Applicable Margin shall be increased by 0.200.25% per annum and (iii) if USActive 51783866.1851783866.19 -4- Collateral Obligation divided by (ii) the Appraised Value of such Collateral Obligation as of such date. “Eighth Amendment Effective Date” means October 31, 2023. “Eligible Account” means (i) a segregated trust account or (ii) a segregated direct deposit account, in each case, maintained with a securities intermediary or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1 by Standard & Poor’s and P-1 by Moody’s. In either case, such depository institution or trust company shall have been approved by the Facility Agent, acting in its reasonable discretion, by written notice to the Servicer. DBNY and U.S. Bank National Association are deemed to be acceptable securities intermediaries to the Facility Agent. “Eligible Collateral Obligation” means, on any Measurement Date, each Collateral Obligation that satisfies the following conditions (unless otherwise added by the Facility Agent in its sole discretion in the related Asset Approval Notice or waived by (1) with respect to clause (a), (h), (j), (q) or (aa), the Facility Agent in its sole discretion in the related Asset Approval Notice (notice of which shall be provided to each Lender), (2) with respect to clause (kk), the Facility Agent and each Lender in writing in their respective sole discretion or (3) with respect to any other clause, the Facility Agent and, other than with respect to the first two waivers in connection with clause (p), (x), (dd) or (jj) in any twelve-month period, the Required Lenders in writing in their respective sole discretion (provided that none of the foregoing clauses (p), (x), (dd) or (jj) may be waived more than once each in any twelve-month period without the consent of the Required Lenders); provided that the Facility Agent may not impose any additional condition without the Borrower’s prior written consent: (a) either (i) the Facility Agent in its sole discretion has delivered an Asset Approval Notice with respect to such Collateral Obligation or (ii) both (x) such Collateral Obligation is on the Pre-Approved List and (y) the Servicer has certified that, to its knowledge, no material adverse change has occurred with respect to such Collateral Obligation during the period from the date of the most recent audited financial statements included in the related Obligor Information to the Cut-Off Date; (b) as of the related Cut-Off Date such Collateral Obligation is not a Defaulted Collateral Obligation; (c) such Collateral Obligation is not an Equity Security and is not convertible into an Equity Security at the option of the applicable Obligor or any Person other than the Borrower; (d) such Collateral Obligation is not a Structured Finance Obligation; (e) such Collateral Obligation is denominated in Dollars and is not convertible by the Obligor thereof into any currency other than Dollars; USActive 51783866.1851783866.19 -17- “Excess Concentration Amount” means, as of the most recent Measurement Date (and after giving effect to all Eligible Collateral Obligations to be purchased or sold by the Borrower on such date), the sum, without duplication, of the following amounts: (a) the excess, if any and without duplication, of the sum of the Principal Balances of all Collateral Obligations that are Non-First Lien Loans over 47.545.0% of the Excess Concentration Measure; provided, that no more than 37.532.5% of the Excess Concentration Measure may consist of Second Lien Loans; provided further, that no more than 15% of the Excess Concentration Measure may consist of Second Lien Loans with a stated maturity of greater than 7.25 years; (b) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are obligations of any single Obligor over 5.0% of the Excess Concentration Measure; provided that (i) the sum of the Principal Balances of all Collateral Obligations (other than Second Lien Loans) that are obligations of the largest two Obligors may be up to 10.0% of the Excess Concentration Measure and (ii) the sum of the Principal Balances of all Collateral Obligations (other than Second Lien Loans) that are obligations of the two largest Obligors (other than the Obligors specified in clause (i)) may be up to 7.5% of the Excess Concentration Measure; (c) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are obligations of Obligors in any single S&P Industry Classification over 10.0% of the Excess Concentration Measure; provided, that (i) the sum of the Principal Balances of all Collateral Obligations with Obligors in any one S&P Industry Classification may be up to 20.0% of the Excess Concentration Measure, (ii) the sum of the Principal Balances of all Collateral Obligations with Obligors in any one S&P Industry Classification (other than the S&P Industry Classification specified in clause (i)) may be up to 17.520.0% of the Excess Concentration Measure, (iii) the sum of the Principal Balances of all Collateral Obligations with Obligors in any one S&P Industry Classification (other than the S&P Industry Classifications specified in clauses (i) and (ii)) may be up to 15.0% of the Excess Concentration Measure and (iv) the sum of the Principal Balances of all Collateral Obligations with Obligors in any one S&P Industry Classification (other than the S&P Industry Classifications specified in clauses (i), (ii) and (iii)) may be up to 12.5% of the Excess Concentration Measure; provided, further that the sum of the Collateral Obligation Amounts of all Eligible Collateral Obligations that are obligations of Obligors in (x) the “Oil, Gas and Consumable Fuels” “Gas Utilities”, “Independent Power and Renewable Electricity Producers” and “Energy, Equipment and Services” S&P Industry Classifications may not, in the aggregate, exceed 10.0% of the Excess Concentration Measure and (y) the “Metals and Mining” S&P Industry Classifications may not exceed 10.0% of the Excess Concentration Measure; (d) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Fixed Rate Collateral Obligations that are not subject to a qualifying Hedging Agreement pursuant to Section 10.6 over 10% of the Excess Concentration Measure; USActive 51783866.1851783866.19 -23-

“Facility Amount” means (a) prior to the end of the Revolving Period, $280,000,000, unless this amount is permanently reduced pursuant to Section 2.5 or increased pursuant to Section 2.8, in which event it means such lower or higher amount and (b) from and after the end of the Revolving Period, the aggregate principal amount of all the Advances outstanding. “Facility Termination Date” means the earliest of (i) the date that is fivetwo (2) years after the Sixth Amendment Effective Datelast day of the Revolving Period, (ii) the date on which the term of the Equityholder’s existence ends and (iii) the effective date on which the facility hereunder is terminated pursuant to Section 13.2. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with such sections of the Code and any legislation, law, regulation or practice enacted or promulgated pursuant to such intergovernmental agreement. “Federal Funds Rate” means, for any period, the greater of (a) 0.0% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Facility Agent from three federal funds brokers of recognized standing selected by it. “Fee Letter” has the meaning set forth in Section 8.4. “Fees” has the meaning set forth in Section 8.4. “FILO Loan” means any Loan that (i) becomes, by its terms, subordinate in right of payment to one or more other obligations of the related Obligor, in each case issued under the same Underlying Instruments as such Loan, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law (subject to liens permitted under the applicable Underlying Instruments that are reasonable for similar loans, and liens accorded priority by law in favor of any Official Body), and (iii) the Servicer determines in good faith that the value of the collateral or the enterprise value securing the Loan on or about the time of acquisition equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral; provided that any Loan that would otherwise be a FILO Loan hereunder but has, as of the most recent Determination Date, (x) a Leverage Multiple that attaches below 1.25x or (y) leverage comprising of less than 25% of leverage of a FILO Loan, shall be deemed to be a First Lien Loan for all purposes hereunder; provided, further, that any Loan that would otherwise be a FILO Loan hereunder but has, as of the most recent USActive 51783866.1851783866.19 -26- amount previously borrowed and subsequently repaid during the term of such Collateral Obligation. “Revolving Period” means the period of time starting on the Eighth Amendment Effective Date and ending on the earliest to occur of (i) the date that is three (3) years after the Sixth Amendment Effective Dateof March 25, 2025 or, if such date is extended pursuant to Section 2.6, the date mutually agreed upon by the Borrower and the Facility Agent, (ii) the date on which the Facility Amount is terminated in full pursuant to Section 2.5, (iii) the occurrence of an Event of Default, (iv) a default under the Constituent Documents of the Equityholder or the Servicer or (v) the termination of the reinvestment period of the Equityholder. “S&P Industry Classification” means the industry classifications set forth in Schedule 2-B, as such industry classifications shall be updated at the option of the Facility Agent in its sole discretion if S&P publishes revised industry classifications. “Sale Agreement” means the Sale and Contribution Agreement, dated as of the date hereof, by and between the Equityholder, as seller, and the Borrower, as purchaser. “Sanctioned Countries” has the meaning set forth in Section 9.30. “Sanctions” has the meaning set forth in Section 9.30. “Sanction Target” has the meaning set forth in Section 9.30. “Schedule of Collateral Obligations” means the list or lists of Collateral Obligations attached as Schedule 3 as the same may be updated by the Borrower (or the Servicer on behalf of the Borrower) from time to time or to each Asset Approval Request and each Reinvestment Request, as applicable. Each such schedule shall identify the assets that will become Collateral Obligations, shall set forth such information with respect to each such Collateral Obligation as the Borrower or the Facility Agent may reasonably require and shall supplement any such schedules attached to previously delivered Asset Approval Requests and Reinvestment Requests. “Scheduled Collateral Obligation Payment” means each periodic installment payable by an Obligor under a Collateral Obligation for principal, interest and/or unutilized/commitment fees (as applicable) in accordance with the terms of the related Underlying Instrument. “Second Lien Loan” means any Loan that (i) is not (and that by its terms is not permitted to become) subordinate in right of payment to any other obligation of the related Obligor other than a FILO Loan or First Lien Loan with respect to the liquidation of such Obligor or the collateral for such Loan and (ii) is secured by a valid second priority perfected Lien to or on specified collateral securing the related Obligor’s obligations under the Loan, which Lien is not subordinate to the Lien securing any other debt for borrowed money other than a FILO Loan or a First Lien Loan on such specified collateral and any Permitted Liens. “Secured Parties” means, collectively, the Collateral Agent, the Collateral Custodian, the Securities Intermediary, each Lender, the Facility Agent, each Agent, each other Affected Person, Indemnified Party and Hedge Counterparty and their respective permitted successors and assigns. USActive 51783866.1851783866.19 -46- (h) a Change of Control occurs; (i) New Mountain Finance Corporation ceases to be the Servicer; (j) New Mountain Finance Advisers BDC, L.L.C. or an Affiliate thereof ceases to be the investment manager of the Servicer; or (k) the Servicer fails to maintain a minimum Tangible Net Worth of $500,000,000 plus 25% of the net proceeds of the sale of equity interests by New Mountain Finance Corporation and its Affiliates on and after the Third Amendment Effective Date. “Servicer Expenses” means any accrued and unpaid expenses (including reasonable attorneys’ fees, costs and expenses) and indemnity amounts payable by the Borrower to the Servicer under the Transaction Documents. “Servicing Standard” means, with respect to any Collateral Obligations, to service and administer such Collateral Obligations on behalf of the Borrower for the benefit of the Secured Parties in accordance with the Underlying Instruments and all customary and usual servicing practices which are consistent with the higher of: (i) the customary and usual servicing practices that a prudent loan investor or lender would use in servicing loans like the Collateral Obligations for its own account, and (ii) the same care, skill, prudence and diligence with which the Servicer services and administers loans for its own account or for the account of others. “Seventh Amendment Effective Date” means June 29, 2023. “Similar Law” means any federal, state or local law, regulation or other legal constraint that is materially similar to the fiduciary and/or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code. “Sixth Amendment Effective Date” means March 25, 2021. “SOFR” means a per annum rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Specified Provisions” has the meaning set forth in Section 7.11. “Standard & Poor’s” or “S&P” means S&P Global Ratings and any successor thereto. “Structured Finance Obligation” means any obligation secured directly by, referenced to, or representing ownership of, a pool of receivables or other financial assets of any obligor, including collateralized debt obligations and mortgage-backed securities, including (but not limited to) collateral debt obligations, collateral loan obligations, asset backed securities and commercial mortgage backed securities or any resecuritization thereof. USActive 51783866.1851783866.19 -48- (i) a Servicer Default shall have occurred and be continuing; (j) failure of the Borrower to make any payment when due (after giving effect to any related grace period) under one or more agreements for borrowed money to which it is a party in an aggregate amount in excess of $100,000, individually or in the aggregate; or the occurrence of any event or condition that gives rise to a right of acceleration with respect to such recourse debt in excess of $100,000; (k) a Change of Control shall have occurred; (l) the Borrower shall become required to register as an investment company under the 1940 Act or the arrangements contemplated by the Transaction Documents shall require registration as an investment company under the 1940 Act; (m) failure on the part of the Borrower, the Equityholder or the Servicer to (i) make any payment or deposit (including, without limitation, with respect to bifurcation and remittance of Principal Collections and Interest Collections or any other payment or deposit required to be made by the terms of the Transaction Documents) required by the terms of any Transaction Document in accordance with Section 7.3(b) and Section 10.10 or (ii) otherwise observe or perform any covenant, agreement or obligation with respect to the management and distribution of funds received with respect to the Collateral; (n) (i) failure of the Borrower to maintain at least one Independent Member or (ii) the removal of any Independent Member without Cause or prior written notice to the Facility Agent (in each case as required by the Constituent Documents of the Borrower); provided that the Borrower shall have five (5) Business Days to replace any Independent Member upon the resignation, death or incapacitation of the current Independent Member; (o) the Borrower makes any assignment or attempted assignment of its respective rights or obligations under this Agreement or any other Transaction Document without first obtaining the specific written consent of the Facility Agent and the Required Lenders, which consent may be withheld in the exercise of its sole and absolute discretion; (p) any court shall render a final, non-appealable judgment against the Borrower in an amount in excess of $100,000 which shall not be satisfactorily stayed, discharged, vacated, set aside or satisfied within 30 days of the making thereof; (q) the Borrower shall fail to qualify as a bankruptcy-remote entity based upon customary criteria such that Schulte Roth & ZabelDechert LLP or any other reputable counsel could no longer render a substantive nonconsolidation opinion with respect to the Borrower; (r) at any time, the Minimum Equity Test is not satisfied and such condition continues unremedied for two (2) consecutive Business Days; or (s) as of the last day of any fiscal quarter, the Servicer’s Asset Coverage Ratio shall be less that the ratio required for a business development company under the 1940 Act. USActive 51783866.1851783866.19 -131-

ANNEX A NEW MOUNTAIN FINANCE DB, L.L.C., as Borrower 787 Seventh Avenue1633 Broadway, 4948th Floor New York, NY 10019 Attention: Tushar Bindal; Cyrus Moshiri; Matthew Miller Telephone: 212-655-0284 Facsimile: 212-655-0284 Email: tbindal@newmountaincapital.com; cmoshiri@newmountaincapital.com; MMiller@newmountaincapital.com NEW MOUNTAIN FINANCE CORPORATION, as Equityholder and Servicer 787 Seventh Avenue1633 Broadway, 4948th Floor New York, NY 10019 Attention: Tushar Bindal; Cyrus Moshiri; Matthew Miller Telephone: 212-655-0284 Facsimile: 212-655-0284 Email: tbindal@newmountaincapital.com; cmoshiri@newmountaincapital.com; MMiller@newmountaincapital.com U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent U.S. Bank Trust Company, National Association Global Corporate Trust One Federal Street, Third Floor Boston, Massachusetts 02110 Attention: Peter Murphy Ref: New Mountain Finance DB, L.L.C. Telephone: (617) 603-6511 Email: New.Mountain.CDO@usbank.com U.S. BANK NATIONAL ASSOCIATION, as Collateral Custodian U.S. Bank National Association 1719 Otis Way Florence, South Carolina 29501 Attention: Steven Garrett Telephone: (843) 673-0162 Facsimile: (843) 676-8901 Email: steven.garrett@usbank.com DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: amit.patel@db.com, james.kwak@db.com, erica.flor@db.com, anuar.atiye-manzur@db.com DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: amit.patel@db.com, james.kwak@db.com, erica.flor@db.com, anuar.atiye-manzur@db.com KEYBANK NATIONAL ASSOCIATION, as an Agent and as a Committed Lender 1000 McCaslin Boulevard Superior, Colorado 80027 Attention: Richard Andersen Telephone No: (720) 304-1247 Facsimile No.: (216) 370-9166 email: LAS.OPERATIONS.KEF@key.com CUSTOMERS BANK, as an Agent and as a Committed Lender 99 Bridge Street Phoenixville, PA 19460 Attention: Specialty Finance Facsimile No.: 610-482-9978 email: customersbankSF@customersbank.com USActive 51783866.1851783866.19 A-2 $35,000,000 Deutsche Bank AG, New York Branch Mitsubishi HC Capital America, Inc. $100,000,000135,000,000 $20,000,000 Lender Citizens Bank, N.A. $50,000,000 KeyBank National Association Commitment $75,000,000 Annex B Total: $280,000,000 Customers Bank USActive 60014327.3 Appendix B Amendments to the Exhibits and Schedules to Loan Agreement

CONFORMED THROUGH AMENDMENT NO. ~~7~~8 DATED ~~JUNE 29~~OCTOBER 31, 2023

SCHEDULES AND EXHIBITS

TO

LOAN FINANCING AND SERVICING AGREEMENT

Dated as of December 14, 2018

(New Mountain Finance DB, L.L.C.)

EXHIBITS

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Advance Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Electronic Asset Approval Request
EXHIBIT C-4	Form of Prepayment Notice
EXHIBIT C-5	Form of Electronic Asset Approval Notice
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Joinder Agreement
EXHIBIT F-1	Authorized Representatives of Servicer
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification
EXHIBIT I	Form of Custodial Certification

SCHEDULES

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2-A	Moody's Industry Classification Group List
SCHEDULE 2-B	S&P Industry Classifications
SCHEDULE 3	Collateral Obligations
SCHEDULE 4	Credit and Collection Policy
SCHEDULE 5	Approved Valuation Firms
SCHEDULE 6	Existing Indebtedness of the Servicer
SCHEDULE 7	Pre-Approved List

SCHEDULE 2
Advance Request

Allocation of Advances

Lender	Advance
Deutsche Bank AG New York Branch	$_______
KeyBank National Association	$_______
~~Customers Bank~~	~~$_______~~
Mitsubishi HC Capital America, Inc.	$_______
Citizens Bank, N.A.	$_______
Total	$_______

C-1-5

Lender	Current Commitment	Current Advances Outstanding	Advances to be Prepaid	Advances After Prepayment
Deutsche Bank AG New York Branch	$_______	$_______	$_______	$_______
KeyBank National Association				
~~Customers Bank~~				
Mitsubishi HC Capital America, Inc.				
Citizens Bank, N.A.				
Total	$_______	$_______	$_______	$_______

2. The prepayment shall be made by the Borrower on [_______], 20[__] (the "Prepayment Date"); and

3. The amount of such prepayment shall be wired to the Collateral Agent for distribution to (or on behalf of) the Lenders on the Prepayment Date.

The Borrower represents that the conditions described in Section 2.4 of the Loan Financing Agreement have been satisfied with respect to such prepayment.

The Borrower has caused this Prepayment Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer on the date first set forth above.

C-4-2

(d) [Distribution Information

(i) the Amount Available constituting each of the Interest Collections and Principal Collections;

(ii) the aggregate Advances outstanding; and

(iii) an itemization of the amounts to be disbursed or paid pursuant to each clause of Section 8.3(a) and (b) of the Loan Financing and Servicing Agreement.][5]

(e) Risk Retention Certification

A representation from the Equityholder that all conditions set forth in Section 10.21 of the Loan Financing and Servicing Agreement are true and have been true on each date of the related Collection Period.

(f) Collateral Obligation Files Exceptions

A schedule of all exceptions related to Collateral Obligation Files in possession of the Collateral Custodian and all other information required to be provided pursuant to Section 18.4(b) of the Loan Financing and Servicing Agreement.

(g) Interest Coverage Ratio Information

The Collateral Agent hereby requests that the Servicer provide the interest coverage ratio (EBITDA/interest expense) of each Collateral Obligation as per the latest available financials.

[5] Included in Monthly Report delivered immediately prior to each Distribution Date.

D-4

James W. Stone Authorized Signatory Authorized Signatory ______________________________________ ______________________________________ New Mountain Finance DB, L.L.C. New Mountain Finance Corporation Name Robert A. Hamwee Shiraz Y. Kajee CEO ______________________________________ Authorized Signatory John R. Kline ______________________________________ President and CO Robert A. Hamwee ______________________________________ Office Shiraz Y. Kajee Adam B. Weinstein CFO and Treasurer Authorized Signatory ______________________________________ Authorized Signatory EXHIBIT F-1 AUTHORIZED REPRESENTATIVES Adam B. Weinstein ______________________________________ Executive Vice President and Chief Administrative Officer ______________________________________ ______________________________________ Specimen Signature Karrie J. Jerry Karrie J. Jerry CCO and Corporate Secretary ______________________________________ Authorized Signatory James W. Stone ______________________________________ Managing Director, Authorized Person John R. Kline ______________________________________ EXHIBIT I FORM OF CUSTODIAL CERTIFICATION [Date] New Mountain Finance DB, L.L.C. as Borrower 787 Seventh Avenue1633 Broadway, 4948th Floor New York, NY 10019 Attention: Tushar Bindal; Cyrus Moshiri; Matthew Miller Telephone: 212-655-0284 Email: tbindal@newmountaincapital.com; cmoshiri@newmountaincapital.com; MMiller@newmountaincapital.com Deutsche Bank AG, New York Branch as Facility Agent One Columbus Circle New York, New York 10019 Attention: Asset Finance Department Email: amit.patel@db.com; james.kwak@db.com; erica.flor@db.com; anuar.atiye-manzur@db.com U.S. Bank Trust Company, National Association as Collateral Agent Global Corporate Trust Services One Federal Street Boston, Massachusetts 02110 Telephone: (617) 603-6511 Email: New.Mountain.CDO@usbank.com Re: That certain Loan Financing and Servicing Agreement, dated as of December 14, 2018 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan Financing Agreement”), among New Mountain Finance DB, L.L.C., as Borrower (the “Borrower”), New Mountain Finance Corporation, as Equityholder and as Servicer, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Agents and Lenders from time to time parties thereto, and Deutsche Bank AG, New York Branch, as Facility Agent. Ladies and Gentlemen: In accordance with the provisions of Section 18.4(b) of the above-referenced Loan Financing Agreement, the undersigned, as Collateral Custodian, hereby certifies and confirms